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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 6, 2001



                              INFOCURE CORPORATION
             (Exact name of registrant as specified in its charter)
                                d/b/a VitalWorks




           Delaware                       001-12799                58-2271614
----------------------------       ------------------------      --------------
(State or other jurisdiction       (Commission File Number)      (IRS Employer
      of incorporation)                                          Identification
                                                                     Number)




        239 Ethan Allen Highway, Ridgefield, CT                       06877
        (Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:          (203) 894-1300
                                                             --------------



                                 Not Applicable

              (Former name, former address and former fiscal year,
                          if changed since last report)


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Item 5.     OTHER EVENTS.
            -------------

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the announcement by the Registrant of executive leadership and board of director changes, as presented in the press release dated June 6, 2001.




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Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------


(c)   Exhibits

Item 601(a)
of Regulation S-K
   EXHIBIT NO.                            DESCRIPTION
   -----------                            -----------

      10.1 Separation Agreement by and between InfoCure Corporation, and Frederick L. Fine, dated June 6, 2001

      99.1             Press release, issued by InfoCure Corporation dated
                       June 6, 2001





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                INFOCURE CORPORATION


                                By: /s/  Stephen Hicks

                                    Name: Stephen Hicks
                                    Title: Vice President



Date:    June 6, 2001


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                                  EXHIBIT INDEX



                                                    Paper (P) or
EXHIBIT NO.        DESCRIPTION                      ELECTRONIC (E)
-----------        -----------                      --------------

10.1 Separation Agreement by and between InfoCure Corporation, and Frederick L. Fine, dated June 6, 2001

99.1               Press release, issued by InfoCure Corporation dated
                   June 6, 2001




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